UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 8, 2020

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 8, 2020, Peapack-Gladstone Bank, the wholly owned subsidiary of Peapack-Gladstone Financial Corporation, announced the prepayment of $105 million of FHLB advances and an update on loan deferrals approved in accordance with the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act.

The $105 million of FHLB advances that were prepaid had a weighted-average interest rate of 3.20%. The Bank recorded a prepayment penalty of $4.8 million (pre-tax), or $3.5 million (after-tax). The repayment of the FHLB advances: will provide a benefit to interest expense greater than the prepayment penalty over the remaining life of the advances; will benefit future net interest margin; and will benefit current tangible capital and leverage capital ratios. After such repayment, the Bank’s liquidity position still remains strong.

The Bank approved total loan modifications under the CARES Act of $940 million, of which $914 million were on deferral status as of June 30, 2020, $828 million were on deferral status as of September 30, 2020, and $581 million were on deferral status as of October 31, 2020.  As of November 30, 2020, total loans that remained on deferral status were $138 million of which $68 million are scheduled to resume payment in December 2020.

As noted in previous filings, management has identified certain sectors of its loan portfolio with elevated risk, which include hospitality, food services and retail.  Certain loans from these sectors that were modified under the CARES Act have come off deferral in October and November and resumed payment but will continue to be monitored closely by management over the next several months as concerns related to the COVID pandemic remain.

FORWARD-LOOKING STATEMENTS

This report may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's strategies and expectations about new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. These forward-looking statements are subject to a variety of risks and uncertainties that could cause the actual results to differ materially from those described in this press release. You should not rely on forward-looking statements as a prediction of future events.

Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which can be obtained without charge by visiting the SEC’s website at www.sec.gov.

Peapack disclaims any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:	December 8, 2020	By:	/s/Jeffrey J. Carfora
		Name:	Jeffrey J. Carfora
		Title:	Senior Executive Vice President and Chief Financial Officer